UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported):
April 23, 2015

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 0-29480

Washington	91-1857900
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 Fifth Avenue SW, Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On April 23, 2015, Heritage Financial Corporation (“Heritage”) issued its earnings release announcing its operating results for the first quarter March 31, 2015. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01    Other Events
On April 23, 2015, Heritage Financial Corporation (“Heritage”) issued a press release announcing a quarterly cash dividend of $0.11. The dividends will be paid on May 21, 2015, to shareholders of record at the close of business on May 7, 2015. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit 99.1	Press Release dated April 23, 2015 announcing first quarter March 31, 2015 financial results and quarterly cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
April 23, 2015	/S/ BRIAN L. VANCE
Brian L. Vance
President and Chief Executive Officer
(Duly Authorized Officer)